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EXHIBIT 10.5



                                     AMENDED
                         INCENTIVE STOCK OPTION PLAN OF
                            VERTEX INTERACTIVE, INC.

1.   Purpose

              This Incentive Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain officers, directors and key executive employees of Vertex Industries, Inc. (the "Corporation") so that they may acquire or increase their proprietary interest in the success of the Corporation, and to encourage them to remain in the employ of the Corporation. It is further intended that options issued pursuant to this Plan shall constitute qualified incentive stock options within the meaning of section 422A of the 1954 Internal Revenue Code, as amended (the "Code").

2.   Administration

              The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of two or more members of the Corporation's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Action by a majority of the Committee, whether taken at a meeting of the Committee or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Committee shall from time to time at its discretion, consult with management of the Corporation and make recommendations to the Board of Directors with respect to officers, directors and the key executive employees who shall be granted options and the amount of stock to be optioned to each.

              The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.   Eligibility

              The persons who shall be eligible to receive options shall be such officers, directors and key employees of the Corporation as the Board of Directors shall select from time to time from among those nominated by the Committee. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth. No person shall be eligible to receive an option for a larger number of shares than is recommended for him by the committee.

4.   Stock

              The stock subject to the options shall be shares of the Corporation's authorized but unissued or reacquired common stock at the then existing par value per share hereafter sometimes called Common Stock. The aggregate number of shares which may be issued under options shall not exceed 4,000,000 shares of Common Stock. The aggregate number of shares which may be issued pursuant to this Plan shall be subject to adjustment as provided in Article 5 (h) of the Plan.




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5.   Terms and conditions of Options

              Stock options granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     a.  Optionee's Agreement

                  Each optionee shall not be required to be employed by the Corporation for any length of time and the Corporation shall be under no obligation to retain the optionee in its employ for any period.

     b.  Number of Shares

              (1) Each option shall state the number of shares to which it pertains.

              (2) If the aggregate fair market of the shares of stock (determined as of the time of grant of such option(s) with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Corporation and its parent and subsidiary corporations, if any) exceeds $100,000, then only the first $100,000 of such shares so purchased will be treated as exercised under this Plan, and any excess over $100,000 so purchased shall be treated as options which are not incentive stock options; provide, however, that this rule shall be applied by taking options into account in the order or sequence in which they were granted.

              (3) For purposes of computing the annual limitation, the fair market value of Common Stock of the Corporation granted under this Plan shall be aggregated with the fair market value of any other stock of the Corporation granted to such optionee under this Plan or any other plan or plans maintained by the Corporation.

     c.  Option Price

              Each option shall state the option price, which shall be not less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the option; provided, however, that if the option is granted to an optionee who, at the time of the grant, owns (as determined in accordance with P425(d) of the Code) stock of the Corporation possessing more than 10% of the total voting power of all classes of stock of the Corporation, then the option price shall be not less than 110% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the option.

              During such time as such stock is not listed upon an established stock exchange or the NASDAQ System the fair market value per share shall be the mean between dealer "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange(s) or NASDAQ system, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange(s) or such system on the day the option is granted or if no sale of the Corporation's Common Stock shall have been made on any stock exchange(s) or such system on that day, on the next preceding day on which there was a sale of such stock. If the stock is neither listed on an established stock exchange or such system nor traded over-the-counter, the Committee shall determine such fair market value under the general principles of valuing the stock of corporations whose shares are not publicly traded. Subject to the foregoing, the Board of Directors and the Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.

     d.  Medium and Time of Payment




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              The option price shall be payable in cash, or by check, upon the exercise of the option; provided, however, the Board of Directors, in its sole discretion, may accept other forms of payment, including, but not limited to, other stock of the Corporation then owned by Optionee.

     e.  Term and Exercise of Option

              (1) Each option shall specify the dates upon which such options can be exercised, and shall designate the maximum number of shares granted by the option that can be exercised on such dates. To the extent that the maximum number of shares permitted to be exercised on such date or dates are not so exercised, such shares may be so exercised at any subsequent date not later than ten (10) years after the option was granted; provided, however, that no option granted to an optionee who, at the time of the grant, owns stock of the Corporation (as determined in accordance with 425(d) of the Code) possessing more than 10% of the total voting power of all classes of stock of the Corporation, shall be exercisable more than five (5) years after such option was granted.

              (2) During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him and no other person shall acquire any rights herein.

     f.  Termination of Employment Except Death

              (1) In the event that an optionee shall voluntarily terminate his employment with the Corporation other than as a result of his death and shall be no longer in its employ, subject to the condition that no option shall be exercisable after the expiration of ten (10) years from the date it is granted (or after the expiration of five (5) years if such shorter period is applicable), such optionee shall have the right to exercise the option at any time within 30 days after such termination of employment, but only to the extent his right to exercise such option had accrued as specified in such option and had not previously been exercised at the date of his termination from employment. Whether authorized leaves of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive.

              (2) The Board of Directors, at its sole discretion, may redeem any options of a voluntarily terminated employee that such voluntarily terminated employee had a right to exercise at the time of his termination and had not previously exercised by paying to such voluntarily terminated employee an amount equal to the difference between the option price and the then fair market value of the stock, as determined in accordance with
     Article 5(c) of the Plan.

              (3) In the event that an optionee shall have his employment with the Corporation involuntarily terminated for reasons other than his death, any options held by such employee and not exercised as of such termination may be exercised within 30 days thereof to the extent currently exercisable otherwise they shall be cancelled, and no longer be exercisable.

     g. Death of Optionee and Transfer of Option

              If the optionee shall die while in the employ of the Corporation and shall not have fully exercised the option, an option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten (10) years from the date it is granted, (or after the expiration of five (5) years, if such shorter period is applicable), at any time within one (1) year after the optionee's death, by the executors, administrators or personal representatives of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance, but only to the extent that the optionee's right to exercise such option had accrued as specified in the option at the time of his death and had not previously been exercised.

              No option shall be transferrable by the optionee otherwise than by will or the laws of descent and distribution.






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         h. Stock Dividends, Adjustments and Other Changes

                  Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

                  Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate; provided, however, that each optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part without regard to the exercise limitations contained in the option.

                  In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares into the same number of shares with a stated par value the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                  To the extent of the foregoing adjustments related to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an incentive stock option within the meaning of 422A of the Code.

                  Except as hereinbefore expressly provided in the Article 5(h), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

                  The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         i. Rights as a Stockholder

                  An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 5 (h) hereof.

         j. Modification, Extension and Renewal of Options

                  Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may





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         modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). The Board of Directors shall not, however, modify any outstanding options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefore specifying a lower price. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

         k. Investment Purpose

                  Each option under the Plan shall be granted on the condition that the purchases of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the Common Stock subject to such option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency. Each optionee shall give the Company an investment letter, in a form prescribed by the Board of Directors, as a condition precedent to the issuance of certificates representing shares exercised by such optionee.

         l. Other Provisions

                  The option agreements authorized under the Plan shall contain such other provisions, including, without limitations, restrictions upon the exercise of the option, as the Committee and the Board of Directors of the Corporation shall deem advisable. Any such option agreement shall contain such limitations and restrictions upon the exercise of the option, and the amount of such option, as shall be necessary in order that such option will be an "incentive stock option" as defined in 422A of the Code or to conform to any change in the law.

6.       Term of Plan

              Options may be granted pursuant to the Plan from time to time within a period of ten years (10) from the date the Plan is adopted, or the date the Plan is approved by the Stockholders, whichever is earlier.

7.       Indemnification of Committee

              In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged to such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity at its own expense, to handle and defend the same.

8.       Amendment of the Plan

              The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in





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         any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change to number of shares subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted, remove the administration of the Plan from the committee, or render any member of the Committee eligible to receive an option under the Plan while serving thereon. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause options issued under it to frail to meet the requirements of incentive stock options as defined in 422A of the Code.

9.       Application of Funds

              The proceeds received by the Corporation from the sale of Common Stock pursuant to options will be used for general corporation purposes.

10.      No Obligation to Exercise Option

              The granting of an option shall impose no obligation upon the optionee to exercise such option.

11.      Effective Date; Approval of Stockholders

              The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of Common Stock of the Corporation, which approval must occur within the period beginning twelve months before and ending twelve months after the date the Plan is adopted by the Board of Directors; provided, however, that no options shall be granted under the Plan after October 9, 2005.


Amended 2/14/00




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